EXHIBIT 23.2



                         CONSENT OF INDEPENDENT AUDITOR


We hereby consent to the incorporation by reference in this registration statement on Form S-8 of CyPost Corporation of our report dated April 6, 2001 relating to the financial statements of CyPost Corporation appearing in the Annual Report on Form-10-KSB of CyPost Corporation for the year ended December 31, 2000.




                              /S/  GOOD  SWARTZ  BROWN  &  BERNS  LLP




November  16,  2001
Los  Angeles,  California


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